UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2015 (July 29, 2015)

Orchid Island Capital, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35236	27-3269228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 32963
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 29, 2015, Orchid Island Capital, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing the Company’s results of operations for the period ended June 30, 2015. The information furnished under this “Item 2.02 Results of Operations and Financial Condition,” including the exhibit related hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

ITEM 8.01.  OTHER EVENTS.

On July 29, 2015 the Company announced that the Company’s Board of Directors has authorized the repurchase of up to 2,000,000 shares of the Company’s common stock. As part of the stock repurchase program, shares may be purchased in open market transactions, including through block purchases, through privately negotiated transactions, or pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Open market repurchases will be made in accordance with Exchange Act Rule 10b-18, which sets certain restrictions on the method, timing, price and volume of open market stock repurchases. The timing, manner, price and amount of any repurchases will be determined by the Company in its discretion and will be subject to economic and market conditions, stock price, applicable legal requirements and other factors.  The authorization does not obligate the Company to acquire any particular amount of common stock and the program may be suspended or discontinued at the Company’s discretion without prior notice.

Forward-Looking Statements Disclaimer

This Current Report on Form 8-K contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, those relating to the planned stock repurchase program. Forward-looking statements typically are identified by use of the terms such as “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions. Forward-looking statements are based on the Company’s beliefs, assumptions and expectations of the Company’s future performance, taking into account all information currently available to the Company. The Company cannot assure you that actual results will not vary from the expectations contained in the forward-looking statements. All of the forward-looking statements are subject to numerous possible events, factors and conditions, many of which are beyond the control of the Company and not all of which are known to the Company, including, without limitation, market conditions and those described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which has been filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect us. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release dated July 29, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2015	ORCHID ISLAND CAPITAL, INC.

	By:	/s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated July 29, 2015